SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 19, 2006

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State or other
jurisdiction of             (Commission                      (IRS Employer
corporation)                File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9237
    including area code
                                                       ------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

         On April 19, 2006, a class action complaint (the "Silva Complaint") was filed in the District Court of Clark County, Nevada (Case No. A520638), which complaint is identical to the complaint filed on April 6, 2006 (the "Trozzi Complaint") and the complaint filed on April 7, 2006 (the "Labarbara Complaint") that Riviera Holdings Corporation (the "Company") reported in its April 10, 2006 Form 8-K and April 11, 2006 Form 8-K, respectively, except that the named plaintiff in the Silva Complaint is Norberto Silva. Also, one of the plaintiff's three law firms in the Trozzi Complaint is not in the Silva Complaint and only one of the plaintiff's three law firms in the Labarbara Complaint is in the Silva Complaint. The Silva Complaint was served on the Company on April 21, 2006.

         On April 24, 2006, the Company was notified that the Trozzi Complaint was dismissed by the plaintiff without prejudice.

         The Company believes the allegations in the complaints are without merit.
         The information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as and when expressly set forth by such specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2006                         RIVIERA HOLDINGS CORPORATION


                                                By: /s/ Tullio Marchionne
                                                Secretary